Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The tax payments were $15,846, $28 and $1,280 for the years ended December 31, 2016, 2015 and 2014, respectively. The increase in 2016 tax payments relates to the gains resulting from the AEB sale. The net amounts paid for non-tax related services and obligations to the Parent and its affiliates for the years ended December 31, 2016, 2015 and 2014 were $939, $4,798 and $5,217, respectively.
Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.